EXHIBIT 10.18

         Subscription Agreement Between the Company and Harold P. Hanson

                                ESSEX CORPORATION

                     PROMISSORY NOTE SUBSCRIPTION AGREEMENT

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAS THIS SUBSCRIPTION AGREEMENT BEEN REVIEWED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN. NO STATE SECURITIES LAW ADMINISTRATOR OR OTHER JURISDICTIONAL AUTHORITY HAS PASSED UPON OR ENDORSED THE MERITS HEREOF OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION SET FORTH HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES DESCRIBED HEREIN HAVE BEEN OFFERED AND MADE AVAILABLE ONLY TO INVESTORS WHO QUALIFY AS "ACCREDITED INVESTORS," AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES DESCRIBED HEREIN WERE OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF SUBSCRIBERS TO WHICH THE OFFERING HAS BEEN MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE SECURITIES DESCRIBED HEREIN.

THE SECURITIES DESCRIBED HEREIN SHOULD BE CONSIDERED ONLY BY A PERSON WHO OR ENTITY THAT CAN AFFORD TO SUSTAIN THE LOSS OF ITS ENTIRE INVESTMENT. A SUBSCRIBER WHO SUBSCRIBES TO MAKE AN INVESTMENT IN SUCH SECURITIES IS REQUIRED TO REPRESENT THAT IT IS ABLE TO SUSTAIN SUCH A LOSS AND IS FAMILIAR WITH AND UNDERSTANDS THE TERMS OF THE OFFERING OF THE SECURITIES DESCRIBED HEREIN.

THE SECURITIES DESCRIBED HEREIN ARE RESTRICTED WITH RESPECT TO TRANSFERABILITY AND RESALE. THE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF BY THE SUBSCRIBER UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE SUBSCRIBER, BY HAVING ACCEPTED DELIVERY OF THE INFORMATIONAL MATERIALS PROVIDED BY THE COMPANY AND ALL ACCOMPANYING OR RELATED DOCUMENTS, AGREES TO RETURN SUCH MATERIALS TO THE COMPANY UPON REQUEST IF THE SUBSCRIBER DETERMINES NOT TO MAKE AN INVESTMENT IN ANY OF THE SECURITIES DESCRIBED HEREIN.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR
SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER
OR SOLICITATION IS NOT AUTHORIZED.

                             FOR FLORIDA RESIDENTS:

THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

                             FOR MARYLAND RESIDENTS:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FOR VIRGINIA RESIDENTS:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VIRGINIA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                ESSEX CORPORATION

                     PROMISSORY NOTE SUBSCRIPTION AGREEMENT

         The undersigned, (the "Subscriber") hereby subscribes to acquire a Non-Negotiable 8% Convertible Promissory Note (the "Note") issued by Essex Corporation, a Virginia corporation (the "Company"), in the principal amount of Ten Thousand Dollars ($10,000.00) substantially in the form attached hereto as Exhibit A. The unpaid principal amount of this Note and the interest thereon, shall be convertible at the option of the Subscriber (the "Conversion Right") prior to the Maturity Date, in the manner and on the terms hereinafter set forth, into shares of common stock of the Company, par value ($.10) at any time prior to the Maturity Date at a conversion price equal to the greater of market value on the date that the election to convert is made or fifty cents ($.50) per shares, subject to adjustment pursuant to Section 4 of the Note; provided however, that in the event the assets of the optoelectronics division of the Company have been transferred to another business enterprise in which the Company has a controlling shareholder interest ("Transferee"), and at the election of the Subscriber, the unpaid principal amount of this Note and the accrued interest thereon, shall be convertible into a percentage equity interest of the Transferee determined pursuant to the following formula:

          x/y where x is the dollar amount converted and y is the fair market value (or mean fair market value, if more than one valuation methodology is utilized) as determined by a third party expert in providing such valuations retained by the Company.

         The Subscriber represents and warrants that it qualifies as an "accredited investor" under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         The Subscriber hereby agrees to pay an aggregate of Ten Thousand Dollars ($10,000.00) as subscription for and in consideration of the issuance of the Note being acquired pursuant hereto.

         The Subscriber hereby acknowledges that it has retained its own counsel and/or other professional advisors to review and evaluate the economic, tax and other consequences of an investment in the Company, to the extent the Subscriber has deemed necessary.

         The Subscriber acknowledges that: (i) neither the Note nor the securities issuable upon conversion thereof and default thereunder have been the subject of registration under the Securities Act, the federal securities laws or the laws of any state; (ii) absent an exemption from registration under such laws, the issuance and sale of the Note (and the securities issuable upon conversion thereof and default thereunder) would require registration; (iii) the Company and NEWCO-OPTO are and will be issuing such securities in reliance upon exemption from the registration requirements of the Securities Act; and (iv) reliance by the Company and NEWCO-OPTO upon such exemption is based upon the Subscriber's representation, warranties, and agreements contained in this Subscription Agreement.

     SECTION 1. The Subscriber represents, warrants, acknowledges and agrees as follows:

     A. Subject to applicable laws, rules and regulations, the Subscriber agrees that the subscription evidenced by this Subscription Agreement is and shall be irrevocable.

     B. The Subscriber has received and carefully read the following: (i) certain general business information about the Company; (ii) any and all other information deemed by the Subscriber to be necessary to verify the accuracy and completeness of the representations, warranties and covenants made herein; and
(iii) written or verbal responses for all questions that the Subscriber has submitted to the Company regarding an investment in the securities described herein, all of which the Subscriber acknowledges have been provided to the Subscriber (the "Corporate Materials"). The Subscriber has not been furnished with any other materials or literature relating to the offer and sale of the securities described herein, other than the Corporate Materials. The Subscriber is fully aware of the financial condition of the Company, in particular the lack of working capital and other financial distress being experienced by the Company. The Subscriber has been given the opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offer and sale of the securities described herein and the Corporate Materials, and to obtain such additional written information necessary to verify the accuracy of same as the Subscriber desires in order to evaluate an investment in the securities described herein. The Subscriber acknowledges and confirms that the written and/or verbal responses provided to the Subscriber by the Company in response to the Subscriber's questions are not contrary to or inconsistent with, nor do they in any way conflict with the information set forth in the Corporate Materials. The Subscriber further acknowledges that it fully understands the information contained in Corporate Materials and has had the opportunity to discuss any questions regarding the Corporate Materials with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the Subscriber has relied is that set forth in the Corporate Materials and its own independent investigation. The Subscriber acknowledges that the Subscriber has received no representations or warranties from the Company, or any of its employees or agents in making an investment decision related to the acquisition of the securities described herein, other than as set forth herein.

     C. The Subscriber is aware that the acquisition of the securities described herein is a speculative investment involving a high degree of risk and that there is no guarantee that the Subscriber will realize any gain from an investment in such securities. The Subscriber further understands that the Subscriber could lose the entire amount of the Subscriber's investment in such securities. The Subscriber acknowledges that the Subscriber has specifically reviewed the Corporate Materials with a view toward subscribing for the securities described herein.

     D. The Subscriber understands that no federal or state agency or other authority (within or outside of the United States) has made any finding or determination regarding the fairness of the offer, sale and/or issuance of the securities described herein, has made any recommendation or endorsement of the offer and sale of the securities described herein or has passed in any way upon this Subscription Agreement or the other Corporate Materials.

     E. The Subscriber: (i) is acquiring the securities described herein solely for the Subscriber's own account for investment purposes only and not with a view toward resale or distribution thereof, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the securities to any other person or entity; and (iii) agrees not to sell or otherwise transfer such securities unless and until they are subsequently registered under the Securities Act and any applicable state securities laws, or unless an exemption from any such requirement is available.

     F. The Subscriber has read, is familiar with and understands Rule 501 of Regulation D and represents that the Subscriber is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

     G. The Subscriber is financially able to bear the economic risk of an investment in the securities described herein, including the ability to hold such securities indefinitely and to afford a complete loss of the Subscriber's investment in such securities.

     H. The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and the Subscriber's investment in the securities described herein will not cause such overall commitment to become excessive. The Subscriber understands that the statutory basis on which such securities are being offered, sold and/or issued to the Subscriber would not be available if the Subscriber's present intention were to hold such securities for a fixed period of time or until the occurrence of a certain event. The Subscriber realizes that, in view of the Securities and Exchange Commission (the "Commission"), a purchase of such securities now, with a present intention to resell by reason of a foreseeable specific contingency or any anticipated change in the market value of such securities, or in the condition of the Company or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the Subscriber for the acquisition of such securities, and for which such securities may be pledged as a security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, constitute a purchase with an intention inconsistent with the Subscriber's representations to the Company and the Commission would then regard such purchase as a purchase for which the exemption from registration under the Securities Act relied upon by the Company in connection herewith is not available.

     I. The funds provided for the Subscriber's investment in the securities described herein are either the separate property of the Subscriber, community property over which the Subscriber has the right of control, or are funds as to which the Subscriber otherwise has the sole right of control, or are funds as to which the Subscriber otherwise has the sole right of management.

     J. The Subscriber was not organized or reorganized for the specific purposes of acquiring the securities described herein; the Subscriber has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf; and an investment in the securities described herein has been affirmatively authorized, if required, by the governing body of such entity and is not prohibited by the governing documents of the entity.

     K. The following  address is the Subscriber's  principal  business address:
2385 N.W. 18th Place, Gainesville, Florida 32605.

     L. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the securities described herein.

     M. The Note and the certificates evidencing the shares of Common Stock described herein will contain a legend substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

     The Subscriber further acknowledges that: (i) any necessary stop transfer orders will be placed upon the certificates for the securities described herein in accordance with Securities Act; and (ii) the Company is under no obligation to aid the Subscriber in obtaining any exemption from the registration requirements of the Securities Act or any jurisdiction.

     N. In no event will the Subscriber sell or otherwise transfer any of the securities described herein other than in accordance with the terms thereof and applicable law.
O. All information which the Subscriber has provided concerning the Subscriber, the Subscriber's financial position and the Subscriber's knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any change in such information, the Subscriber will immediately provide such new information.

     P. In connection with the offer and sale of the securities described herein to the Subscriber, the Company is and will be relying upon the Subscriber's representations and warranties as contained in this Subscription Agreement.

     Q. The Subscriber acknowledges that the Subscriber understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold the Company and the its officers, directors, employees, agents and affiliates harmless from and against any and all claims or actions arising out of a breach by the Subscriber of any representation, warranty, acknowledgment, term or condition contained in this Subscription Agreement. Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. THE PARTIES HERETO HAVE EACH BEEN ADVISED THAT THE INDEMNIFICATION DESCRIBED HEREIN MAY BE VOID AS AGAINST PUBLIC POLICY AND UNENFORCEABLE IN SOME JURISDICTIONS.

     SECTION 2. The Company represents, warrants, acknowledges and agrees as follows:

     A. The execution, delivery and performance of this Subscription Agreement and consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by its board of directors. It has taken all necessary corporate action and has all the necessary corporate power to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. This Subscription Agreement has been duly and validly executed and delivered by its officers on its behalf, and assuming that this Subscription Agreement is the valid and binding obligation of the Subscriber, is the valid and binding obligation of the Company enforceable against each in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     B. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. It has the corporate power and authority to own and lease its properties and assets and to carry on its business as it is now being conducted.

     C. There is no action, suit, proceeding or investigation pending against or related to it, to the best of its knowledge, nor has it been threatened with any such action, suit, proceeding or investigation, which would restrict its ability to perform its obligations hereunder or which would have a material adverse effect on its business, assets, operations, earnings, prospects or condition (financial or otherwise). To the best of its knowledge, there are no grounds for or facts, events or circumstances which would form the basis of any such action that would cause or result in any such action, suit, proceeding or investigation or which is probable of assertion. It is not in default in respect of any judgment, order, writ, injunction or decree of any court or any national, federal, provincial, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on its business, assets, operations, earnings, prospects or condition (financial or otherwise).

     D. No statement by it as set forth herein and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of it pursuant hereto or in connection with consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omitted, omits or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     E.  The  execution,  delivery  and  performance  by  the  Company  of  this
Subscription Agreement and the Note and the consummation by them of the transactions contemplated hereby and thereby, including, without limitation, the issuance, sale and delivery of the Note, do not require the consent, waiver, approval, license or authorization of or filing of any notice or report with any person, entity or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of their respective organizational documents or any material indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, law, ordinance or regulation to which any property of the Company is subject or by which either such party is bound or result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right in or with respect to, any of the properties, assets, business, agreements or contracts of the Company.

     SECTION 3. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her or its rights hereunder unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof be cumulative and may be exercised separately or concurrently.

     SECTION 4. None of the parties hereto has made any representations or warranties with respect to the subject matter hereof not set forth herein or in the Note. This Subscription Agreement and the Note constitute the entire agreement between the parties hereto with respect to the subject matter hereof. All understandings and agreements which heretofore may have existed or did exist between the parties hereto with respect to the subject matter hereof are superseded by this Subscription Agreement and the Note.
     SECTION 5. This Subscription Agreement may not be changed, modified, extended or terminated other than by an agreement in writing, signed by the parties hereto.

     SECTION 6. The parties hereto agree to execute any and all such other documents and to take any and all such further actions reasonably required to effectuate the agreement evidenced by this Subscription Agreement and the intent and purposes hereof.

     SECTION 7. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to the principles of conflicts of laws thereof. The Subscriber hereby consents to the jurisdiction of the state courts of and federal courts located in the State of Maryland.

     SECTION 8. This Subscription Agreement, including the representations and warranties contained herein, shall be binding upon the Subscriber's heirs, executors, administrators, representatives, successors and assigns (to the extent assignment may be permitted hereunder).

                                    * * * * *

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this 24th day of June, 1997.


                                    NAME OF SUBSCRIBER

                                    Harold P. Hanson Trust
                                    ----------------------




         In   consideration   of  and  in  reliance  upon  the  foregoing,   the
subscription and purchase described herein is hereby accepted this 24th day of June, 1997 by the undersigned.


                                    ESSEX CORPORATION


                                    By:      Harry Letaw, Jr.
                                    -------------------------
                                    Harry Letaw, Jr., Chief Executive Officer